Nysa Fund – A Series of Nysa Series Trust

Ticker Symbol:  NYSAX

Summary Prospectus  February 1, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can obtain the Fund’s prospectus, Statement of Additional Information and Annual Report at no cost by calling 1.800.535.9169.  The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

The Fund’s prospectus and Statement of Additional Information (SAI) both dated July 25, 2012, as supplemented on February 1, 2013, and the Fund’s most recent Annual Report dated March 31, 2012, as amended on August 10, 2012, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund.   You may qualify for sales charge discounts on purchases of $50,000 or more or through certain programs described elsewhere in this prospectus.  More information about these discounts is available from your financial professional and in the section “How to Purchase Shares” beginning on page 13 of the prospectus and in the section “How to Buy Shares” in the Fund’s Statement of Additional Information.

Shareholder Fees

Maximum Sales Charge (Load) Imposed on Purchases

2.5%

Maximum Deferred Sales Charge (Load)

None

Redemption Fee for Each Redemption by Wire

$20.00

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees

 1.00%

Other Expenses                                                                          3.04%

       Service Fees

             0.25%

          Acquired Funds Fees and Expenses

 0.12%1

Total Annual Fund Operating Expenses

             4.41%

1 Total Fund Operating Expenses in the table above do not correlate with the Ratio of Expenses to Net Assets for the fiscal year ended March 31, 2012 as shown in the “Financial Highlights” section of this prospectus.  Total Fund Operating Expenses in the table above include “Acquired Fund Fees and Expenses” which are fees and expenses that the Fund incurs indirectly through its investments in the underlying funds in which it invests.  The Ratio of Expenses to Net Assets for the for the fiscal year ended March 31, 2012 as shown in the “Financial Highlights” section of this prospectus does not take “Acquired Fund Fees and Expenses” into account.  Total Fund Operating Expenses in the table above do not reflect the Adviser’s voluntary waiver of a portion of the advisory fee that it was entitled to receive during the fiscal year ended March 31, 2012, whereas The Ratio of Expenses to Net Assets reflects that waiver.  Management Fees in the table above have not been restated to reflect that waiver because the Adviser is under no contractual obligation to waive any portion of its advisory fee.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples assume that you invest $10,000 in shares of the Fund for the time periods indicated and that you redeem all of those shares at the end of each time period. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your expenses would be as follows:

1 Year

3 Years

5 Years

10 Years

$681

$1,551

$2,432

$4,679

You would pay the following expenses if you did not redeem your shares:

 1 Year

3 Years

5 Years

10 Years

 $681

$1,551

$2,432

$4,679

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the fund’s performance.  During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 184% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in the common stocks of publicly-traded companies. Fund shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The Adviser uses fundamental analysis to identify securities with potential for capital appreciation.  The Adviser focuses on companies projecting above average earnings and revenue growth, as compared to market averages (as represented by the S&P 500 Index). Also, the Fund invests in companies the Adviser believes to be undervalued by the current market.  The Fund buys shares in companies of all sizes, and although emphasis is placed on larger companies, small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.  However, there is no assurance that these factors and the other characteristics that the Adviser believes favor these companies will continue in the future.

The Fund can buy stocks of companies without regard to market capitalization. Investments may be made in “micro cap” companies (having a market capitalization under $100 million), “small cap” companies (having a market capitalization between $100 million and $1 billion), “mid cap” companies (having a market capitalization between $1 billion and $5 billion) and “large cap” companies (having a market capitalization over $5 billion). Newer, small companies may offer greater opportunities for capital appreciation, but they involve a substantially greater risk of loss and price fluctuation.

The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require.  The Fund engages in active and frequent trading of portfolio securities, especially during periods of market volatility.  The Fund has experienced exceptionally high turnover in each of its most recent fiscal years.  The transaction costs attendant to this portfolio strategy will result in increased costs to the Fund.  A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund’s total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders when Fund shares are held in taxable accounts.

PRINCIPAL RISKS

The price of the Fund’s shares can go up and down substantially.  The values of the Fund’s investments are subject to changes in their value from a number of factors, some of which are described below. There is also the risk that poor security selection by the Adviser will cause the Fund to underperform other funds having similar objectives. There is no assurance that the Fund will achieve its investment objective.  When you redeem your shares, they may be worth more or less than what you paid for them.  These risks mean that you can lose money by investing in the Fund.

New Portfolio Manager.  Effective as of February 1, 2012, Robert Cuculich, an employee of Pinnacle Investments, LLC, the Fund’s principal underwriter, replaced Michael Samoraj as Portfolio Manager.   Mr. Cuculich is solely and primarily responsible for the day-to-day management of the Fund’s portfolio.  In connection with his duties as Portfolio Manager, Mr. Cuculich is responsible for analyzing which securities are eligible for purchase by the Fund and making decisions to purchase and/or sell portfolio securities in accordance with the Fund’s investment objective and policies. Although Mr. Cuculich has managed client accounts on a non-discretionary basis for 32 years, he has no experience managing investment company portfolios. Mr. Cuculich allocates his time among his portfolio management responsibilities and his other responsibilities.  His multiple roles could result in conflicts of interest between his responsibilities to the Fund and his responsibilities to retail customers of the Underwriter. Investors are encouraged to take into account the risks attendant to Mr. Cuculich’s limited portfolio management experience before investing in the Fund.

Risks of Investing in Stocks.  Stocks fluctuate in price and their short-term volatility at times may be substantial.  The return on and value of an investment in the Fund will fluctuate in response to stock market movements generally. Investments in common stocks are subject to market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, there is a risk that you could lose money by investing in the Fund.

Special Risks of Investing in Growth Stocks.  Stocks of growth companies may be more volatile than other stocks.  Their stocks may be less liquid than those of larger issuers. That means that the Fund could have greater difficulty selling the securities of a smaller issuer at an acceptable price, especially in periods of market volatility.   That factor increases the potential for losses to the Fund.

Special Risks of Investing in Small-Cap Stocks.  The Fund buys shares in companies of all sizes, and although emphasis is placed on larger companies, small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.  Small-cap companies are generally newer companies with limited operating histories.  While these stocks may offer greater opportunities for long-term capital appreciation than larger, more established companies, they involve a substantially greater risk of loss.  Small-cap companies may have less access to financial resources and less experienced management than larger, more established companies.  Small-cap stocks may be less liquid than stocks of larger issuers.  That means that the Fund could have greater difficulty selling small-cap stocks at an acceptable price, especially in periods of market volatility. These factors increase the potential for losses to the Fund. It may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company if it realizes any gain at all.

Risk of Non-Diversification. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  These fluctuations, if significant, may affect the performance of the Fund.

Who Is the Fund Designed For?

The Fund is designed primarily for investors seeking capital growth over the long term.  Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund focusing on stocks of issuers regardless of market capitalization. Fund is not designed for investors needing current income.  The Fund is not a complete investment program.  You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

THE FUND’S PAST PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.  How the Fund has performed in the past (before and after taxes is not necessarily an indication of how the Fund will perform in the future.  More recent performance is available by calling the toll-free number on the back of this prospectus.

The impact of sales charges is not reflected in the bar chart.  If reflected, returns would be less than those shown.

During the period shown in the bar chart, the highest return for a quarter was 26.00% during the quarter ended June 30, 2003, and the lowest return for a quarter was 34.41% during the quarter ended June 30, 2002.  The Fund’s year-to-date cumulative return through June 30, 2012 is  -8.71%.

The following table shows the average annual total returns for the Fund’s shares.  After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Your actual after-tax returns, depending on your individual tax situation, may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(For Periods Ended December 31, 2011)

	One Year	Five Years	Ten Years

Return Before Taxes	-18.18%	-6.44%	-3.48%
Return After Taxes on Distributions	-18.18%	-6.44%	-3.48%
Returns After Taxes on Distributions and Sale of Fund Shares	-11.82%	-5.35%	-2.88%
Standard & Poor’s 500 Index	2.11%	-0.25%	2.92%
(Reflects no deduction for fees, expenses or taxes)

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The Fund’s performance is compared to the Standard and Poor’s 500 Index, an unmanaged index of 500 widely held domestic common stocks.  The index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes.  The Fund’s investments vary from those in the index.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The Fund’s performance is compared to the Standard and Poor’s 500 Index, an unmanaged index of 500 widely held domestic common stocks.  The index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes.  The Fund’s investments vary from those in the index.

INVESTMENT ADVISER

Pinnacle Advisors LLC is the Fund’s investment adviser (“Adviser”).

PORTFOLIO MANAGER

Effective as of February 1, 2012, Robert Cuculich replaced Michael Samoraj as portfolio manager of the Fund.

PURCHASE AND SALE OF FUND SHARES

In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments of $250.00.  For certain retirement accounts, the minimum initial investment is $250.00.  The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment.

Shares may be purchased through a financial intermediary or the distributor or redeemed through a financial intermediary or the transfer agent on days the New York Stock Exchange is open for trading.

TAXES

If your shares are not held in a tax-deferred account, Fund distributions are subject to federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes. “Fund distributions may be taxable upon withdrawal from tax deferred accounts.”

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser or their related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

The Fund’s shares are distributed by Pinnacle Investments, Inc.

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